VAN KAMPEN UNIT TRUSTS, SERIES 858

                      Select 10 Industrial Portfolio 2009-2


                SUPPLEMENT TO THE PROSPECTUS DATED MARCH 2, 2009


     As a result of a decrease in the dividend rate for Alcoa, Inc. announced on March 17, 2009, the Estimated Net Annual Income for the Select 10 Industrial Portfolio will be reduced. Notwithstanding anything to the contrary in the prospectus, as of March 17, 2009, the new Estimated Net Annual Income amount is $0.54587 per Unit.

Supplement Dated: March 17, 2009